                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - April 16, 2003


                         TOLLGRADE COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        PENNSYLVANIA                    000-27312                25-1537134
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                                 493 NIXON ROAD
                          CHESWICK, PENNSYLVANIA 15024
               (Address of Principal Executive Offices) (Zip code)

      Registrant's telephone number, including area code -- (412) 820-1400

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit
         Number   Description
         ------   -----------
         99.1     Tollgrade Communications, Inc. Press Release dated April 16,
                  2003, announcing results of operations for the fiscal quarter ended March 29, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

On April 16, 2003, Tollgrade Communications, Inc. announced its results of operations for the fiscal quarter ended March 29, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit
99.1 hereto. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K under Item 9 as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TOLLGRADE COMMUNICATIONS, INC.

Date:    April 16, 2003                   By: /s/ Christian L. Allison
     ---------------------                   ---------------------------------
                                             Christian L. Allison
                                             Chief Executive Officer

                                  EXHIBIT INDEX
                    (Pursuant to Item 601 of Regulation S-K)


Exhibit
Number      Description and Method of Filing
------      --------------------------------

99.1 Tollgrade Communications, Inc. Press Release dated April 16, 2003, announcing results of operations for the fiscal quarter ended March 29, 2003, filed herewith.